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                                                                   EXHIBIT 10.27




                                 $200,000,000

                               AmeriCredit Corp.

                          97/8% Senior Notes due 2006

                              PURCHASE AGREEMENT
                              ------------------

                                                                  April 15, 1999


Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
ING Baring Furman Selz LLC
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

          AmeriCredit Corp., a Texas corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), $200,000,000 in aggregate principal amount of its 97/8% Series A Senior Notes due 2006 (the "Series A Notes"). The Company's obligations under the Series A Notes, including the due and punctual payment of principal and interest on the Series A Notes, will be unconditionally guaranteed (the "Series A Subsidiary Guarantees") by each of AmeriCredit Financial Services, Inc., a Delaware corporation, ACF Investment Corp., a Delaware corporation, Americredit Corporation of California, a California corporation, AmeriCredit Management Company, a Delaware corporation (collectively, the "United States Guarantors"), AmeriCredit Financial Services of Canada Ltd., a Canadian corporation chartered in the Province of Ontario (the "Canadian Guarantor" and, together with the United States Guarantors, the "Guarantors"). As used herein, the term "Series A Notes" shall include the Series A Subsidiary Guarantees thereof by the Guarantors, unless the context otherwise requires. The Guarantors and AmeriCredit Funding Corp., a Delaware corporation, AmeriCredit Warehouse Trust, a Delaware business trust, AFS Funding Corp., a Nevada corporation, and CP Funding Corp., a Nevada corporation, are collectively referred to herein as the "Subsidiaries." The Series A Notes will
(i) have the terms and provisions which are summarized in the Offering Memorandum (as defined herein), (ii) be in the forms specified by the Initial Purchasers pursuant to Section 3 hereof, and (iii) be issued pursuant to the provisions of an Indenture, to be dated as of April 20, 1999 (the "Indenture"), between the Company, the Guarantors and Bank One, N.A., as Trustee (the "Trustee").

          The Company and the Guarantors wish to confirm as follows their agreement with you the Initial Purchasers in connection with the purchase and resale of the Series A Notes.

          1. Preliminary Offering Memorandum and Offering Memorandum. The Series A Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company and the Guarantors have prepared a preliminary offering memorandum, dated April 9, 1999
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(the "Preliminary Offering Memorandum"), and an offering memorandum, dated April
15, 1999 (the "Offering Memorandum"), setting forth information regarding the Company, the Guarantors, the Series A Notes and the Series B Notes (as defined herein). Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto. The Company and the Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Series A Notes by the Initial Purchasers.

          The Company and the Guarantors understand that the Initial Purchasers propose to make offers (the "Exempt Resales") of the Series A Notes purchased by the Initial Purchasers hereunder only on the terms set forth in the Offering Memorandum, and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, solely to persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act (referred to herein as "QIBs" or "Eligible Purchasers").

          It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend:

          "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE
          OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.
          EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED,
          ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES
          IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY,
          OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND,
          IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES
          LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

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          It is also understood and acknowledged that holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission under the circumstances set forth therein,
(i) a registration statement under the Act relating to the Company's 97/8% Series B Notes due 2006 (the "Series B Notes") and the guarantees thereof (the "Series B Subsidiary Guarantees") by the Guarantors to be offered in exchange for the Series A Notes (the "Registered Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act relating to the resale by certain holders of the Series A Notes, and to use its best efforts to cause such registration statements to be declared effective. As used herein, the term "Series B Notes" shall include the Series B Subsidiary Guarantees thereof by the Guarantors, unless the context otherwise requires and the Series A Notes and the Series B Notes, are hereinafter referred to collectively as the "Notes." This Agreement, the Indenture, the Notes, the Series A Subsidiary Guarantees, the Series B Subsidiary Guarantees and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

          2. Agreements to Sell, Purchase and Resell. (a) The Company and the Guarantors hereby agree, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount thereof, the principal amount of Series A Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. The Company and the Guarantors shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

          (b) Each of the Initial Purchasers hereby represents and warrants to the Company and the Guarantors that it will offer the Series A Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company and the Guarantors that such Initial Purchaser (i) is either a QIB or an institutional "accredited investor," as defined in Rule 501(a)(1), (2), (3) and (7) under the Act, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes; (ii) is purchasing the Series A Notes pursuant to a private sale exempt from registration under the Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes. The Initial Purchasers have advised the Company that they will offer the Series A Notes to Eligible Purchasers at a price initially equal to 100.00% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Series A Notes. Such price may be changed by the Initial Purchasers at any time thereafter without notice.

          Each of the Initial Purchasers understands that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(d) and 7(h) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and

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truth of the foregoing representations, warranties and agreements and the
Initial Purchasers hereby consents to such reliance.

          3. Delivery of the Series A Notes and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Series A Notes shall be made at the office of Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Dallas, TX, at 9:00 A.M., New York City time, on April 20, 1999 (the "Closing Date"). The place of closing for the Series A Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

          The Series A Notes will be delivered to the Initial Purchasers against payment of the purchase price therefor in immediately available funds. The Series A Notes will be evidenced by a single global security in definitive form (the "Global Note") and/or by additional definitive securities, and will be registered, in the case of the Global Note, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. The Series A Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

          4. Agreements of the Company and the Guarantors. The Company and the Guarantors jointly and severally agree with each Initial Purchaser as follows:

          (a) The Company and the Guarantors will furnish to the Initial Purchasers, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

          (b) The Company and the Guarantors will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

          (c) Prior to the execution and delivery of this Agreement, the Company and the Guarantors shall have delivered or will deliver to the Initial Purchasers, without charge, in such quantities as the Initial Purchasers shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum. The Company and each of the Guarantors consent to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Series A Notes are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company and the Guarantors. The Company and each of the Guarantors consent to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Series A Notes are offered by the Initial Purchasers and by all dealers to whom Series A Notes may be sold, in connection with the offering and sale of the Series A Notes.

          (d) If, at any time prior to completion of the distribution of the Series A Notes by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company, any of the Guarantors or in the opinion of counsel for the Initial Purchasers should be set forth in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company and the Guarantors will forthwith prepare an appropriate supplement or amendment thereto or such document, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

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          (e)  The Company and each of the Guarantors will cooperate with the
Initial Purchasers and with their counsel in connection with the qualification of the Series A Notes for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, that in no event shall the Company or any of the Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Series A Notes, in any jurisdiction where it is not now so subject.

          (f) So long as any of the Notes are outstanding, the Company and the Guarantors will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders generally or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company and/or the Guarantors as the Initial Purchasers may reasonably request.

          (g) If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof (otherwise than by notice given by the Initial Purchasers terminating this Agreement pursuant to
Section 10 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company or any of the Guarantors to comply with the terms or fulfill any of the conditions of this Agreement, the Company and the Guarantors agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including reasonable fees and expenses of its counsel) reasonably incurred by it in connection herewith, but without any further obligation on the part of the Company or any of the Guarantors for loss of profits or otherwise.

          (h) The Company and the Guarantors will apply the net proceeds from the sale of the Series A Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

          (i) Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, the Company and the Guarantors have not taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company and the Guarantors will not distribute any offering material in connection with the Exempt Resales.

          (j) The Company and the Guarantors will use their best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through DTC.

          (k) From and after the Closing Date, so long as any of the Notes are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until three years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company and the Guarantors will furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Notes.

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          (l)  The Company and the Guarantors have complied and will comply with all provisions of Florida Statutes Section 517.075 relating to issuers doing business with Cuba.

          (m) The Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Notes.

          (n) The Company and the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

          (o) The Company and the Guarantors agree to cause the Exchange Offer, if available, to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Series B Notes to be offered in exchange for the Series A Notes, and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

          (p) The Company and the Guarantors agree that prior to any registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the Trust Indenture Act of 1939 (the "1939 Act") and any necessary supplemental indentures will be entered into in connection therewith.

          (q) The Company and the Guarantors will not voluntarily claim, and will resist actively all attempts to claim, the benefit of any usury laws against holders of the Notes.

          (r) The Company and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Series A Notes.

          5. Representations and Warranties of the Company and each of the Guarantors. The Company and each of the Guarantors, represent and warrant to each of the Initial Purchasers that:

          (a) The Preliminary Offering Memorandum and Offering Memorandum with respect to the Series A Notes have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors, is contemplated.

          (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not or will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

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          (c)  The market-related and customer-related data and estimates included under the captions "Offering Memorandum Summary-The Company" and "Business-Market and Competition" in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

          (d) The Indenture has been duly and validly authorized by the Company and the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Series A Notes contemplated hereby or in connection with the Exempt Resales.

          (e) The Series A Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (f) The Series B Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (g) The Series A Subsidiary Guarantees have been duly and validly authorized by the Guarantors and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Series A Notes in accordance with the Indenture and the issuance of the Series A Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (h) The Series B Subsidiary Guarantees have been duly and validly authorized by the Guarantors and if and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution and authentication of the Series B Notes in accordance with the Indenture and the issuance and delivery of the Series B Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by

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bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (i) The Company, AmeriCredit Financial Services, Inc., AmeriCredit Management Company and ACF Investment Corp. (collectively the "Borrowers"), have entered into an agreement (the "Credit Agreement Amendment"), dated as of April 1, 1999 with Wells Fargo Bank (Texas), National Association and certain other banks named therein. The Credit Agreement Amendment became effective on April 1, 1999 and amended the credit agreement (the "Credit Agreement"), dated as of October 3, 1997, as amended on January 21, 1998, April 30, 1998 and August 31, 1998 by and among the Borrowers and Wells Fargo Bank (Texas), National Association and certain other banks named therein, to clarify that the Credit Agreement does not prohibit or conflict with the Company's obligations under the Series A and Series B Notes. Americredit Corporation of California entered into an amendment (the "Mortgage Facility Credit Agreement Amendment"), dated as of April 15, 1999, from Chase Bank of Texas, National Association. The Mortgage Facility Credit Agreement Amendment became effective on April 15, 1999 and waived compliance with Section 8.11(i) of the credit agreement (the "Mortgage Facility Credit Agreement"), dated as of February 5, 1997, as amended on June 22, 1998, February 7, 1999 and February 10, 1999 by and among the Americredit Corporation of California and Chase Bank of Texas, National Association to clarify that the Mortgage Facility Credit Agreement does not prohibit or conflict with Americredit Corporation of California's guarantee of the Series A Notes or the Series B Notes. The Company has received a waiver of that certain Specific Guaranty (the "Canadian Subsidiary Credit Agreement Waiver"), dated as of April 14, 1999, from The Bank of Nova Scotia. The Canadian Subsidiary Credit Agreement Waiver became effective on April 14, 1999 and clarifies that the Company's obligations under the Series A Notes and Series B Notes do not conflict with the credit agreement (the "Canadian Subsidiary Credit Agreement Waiver"), dated as of November 13, 1998 by and among the AmeriCredit Financial Services of Canada Ltd. and The Bank of Nova Scotia.

          (j) (A) The Credit Agreement and the agreements (the "Warehouse Facility Agreements") governing each Warehouse Facility (as defined in the Indenture) constitute the valid and binding obligation of each of the borrowers thereto, enforceable against the borrowers in accordance with their respective terms, subject to the qualification that the enforceability of the borrowers' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; (B) the Borrowers will have at least $115 million of borrowings available to them under the Credit Agreement (giving effect to the borrowing base requirements of the Credit Agreement) after the Closing of the sale of the Series A Notes hereunder, the receipt by the Company of the proceeds therefore and the application of such proceeds as described under the caption "Use of Proceeds" in the Offering Memorandum; (C) all representations and warranties made by the borrowers in (i)
Article VII of the Credit Agreement and (ii) the Warehouse Facility Agreements are true and correct in all material respects as of the date hereof; (D) the Mortgage Facility Credit Agreement constitutes the valid and binding obligation of Americredit Corporation of California, enforceable against Americredit Corporation of California in accordance with its terms, subject to the qualification that the enforceability of Americredit Corporation of California's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; (E) all representations and warranties made by Americredit Corporation of California in
Section 6 of the Mortgage Facility Credit Agreement are true and correct in all material respects as of the date hereof; (F) the Canadian Subsidiary Credit Agreement constitutes the valid and binding obligation of the AmeriCredit Financial Services of Canada Ltd., enforceable against the AmeriCredit Financial Services of Canada Ltd. in accordance with its terms, subject to the qualification that the enforceability of AmeriCredit Financial Services of Canada Ltd.'s obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable

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principles; and (G) all representations and warranties made by AmeriCredit
Financial Services of Canada Ltd. in the Canadian Subsidiary Credit Agreement are true and correct in all material respects as of the date hereof.

          (k) The Company and the Guarantors have obtained, in writing, all consents, waivers and amendments required under the terms of the Warehouse Facility Agreements, the Credit Agreement, the Mortgage Facility Credit Agreement, the Canadian Subsidiary Credit Agreement and existing Credit Enhancement Agreements (as defined in the Indenture) necessary to ensure that the execution and delivery of, and the performance of all of the transactions contemplated by, the Operative Documents will not conflict with or constitute a breach of, or a default under, the Warehouse Facility Agreements, the Credit Agreement, the Mortgage Facility Credit Agreement, the Canadian Subsidiary Credit Agreement or any Credit Enhancement Agreement.

          (l) All the shares of capital stock of the Company outstanding prior to the issuance of the Series A Notes have been duly authorized and validly issued and are fully paid and nonassessable; the authorized capital stock of the Company conforms to the description thereof under the caption "Capitalization" in the Offering Memorandum.

          (m) The Company is a corporation duly incorporated and validly existing and in good standing under the laws of Texas with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect").

          (n) Neither the Company nor any of the Subsidiaries owns capital stock of any corporation or entity (excluding interests in Company-sponsored securitizations) other than the Subsidiaries. Each of the Subsidiaries is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing does not have a Material Adverse Effect. All the outstanding shares of capital stock or beneficial interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as specifically described in the Offering Memorandum under the Caption "Description Of Other Debt."

          (o) There are no legal or governmental proceedings pending or, to the knowledge of the Company or any of the Guarantors, threatened, against the Company or any of the Subsidiaries or to which the Company or any of the Subsidiaries or to which any of their respective properties, is subject, that are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or to materially affect the issuance of the Notes or the consummation of the other transactions contemplated by the Operative Documents. The Offering Memorandum contains accurate summaries of all material agreements, contracts, indentures, leases or other instruments required to be described or summarized therein. Neither the Company nor any of the

Subsidiaries is involved in any strike, job action or labor dispute with any group of employees, and, to the Company's knowledge, no such action or dispute is threatened.

          (p) Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate or articles of incorporation or by-laws or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries except where any such violation or violations in the aggregate would not have a Material Adverse Effect or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as may be disclosed in the Offering Memorandum.

          (q) None of the issuance, offer or sale of the Series A Notes, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required in connection with the registration under the Act of the Series B Notes in accordance with the Registration Rights Agreement, qualification of the Indenture under the 1939 Act and compliance with the securities or Blue Sky laws of various jurisdictions), or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

          (r) The accountants, PricewaterhouseCoopers LLP, who have certified the financial statements included as part of the Offering Memorandum, are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct, and its interpretations and rulings.

          (s) The financial statements, together with related notes forming part of the Offering Memorandum, present fairly in all material respects the consolidated financial position, results of operations, shareholders' equity and cash flows of the Company and the Subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein, and meet the requirements of Regulation S-X under the Act for registration statements on Form S-1; and the other financial and statistical information and data set forth in the Offering Memorandum is accurately presented and, to the extent such information and data is derived from the financial books and records of the Company, is prepared on a basis consistent with such financial statements and the books and records of the Company.

          (t) The Company and the Guarantors have all requisite power and authority to execute, deliver and perform their obligations under this Agreement and the Registration Rights Agreement; the execution and delivery of, and the performance by the Company and the Guarantors of their obligations under this Agreement and the Registration Rights Agreement have been duly and validly authorized by the Company and the Guarantors; this Agreement has been duly executed and delivered by the Company and the Guarantors and constitutes the valid and binding agreements of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal, Canadian or state securities laws or principles of public policy; and the Registration Rights Agreement, when duly executed and delivered by the Company and the Guarantors, will constitute the valid and binding agreements of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal, Canadian or state securities laws or principles of public policy.

          (u) Except as disclosed in, or specifically contemplated by, the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, neither the Company nor any of the Subsidiaries has incurred any liability or obligation (including, without limitation, any liability or obligation in connection with the securitization of Receivables or Credit Enhancement Agreements (as such terms are defined in the Indenture)), direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries or any material adverse change, or any development involving or which would reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

          (v) Each of the Company and the Subsidiaries has good and indefeasible title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum and all the material property described in the Offering Memorandum as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not materially burdensome and do not interfere with the conduct of the business of the Company and the Subsidiaries taken as a whole.

          (w) Except as permitted by the Act, the Company and the Guarantors have not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Series A Notes, will not distribute any offering material in connection with the offering and sale of the Series A Notes other than the Preliminary Offering Memorandum and Offering Memorandum.

          (x) Each of the Company and the Subsidiaries has such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Offering Memorandum, except to the extent that the failure to have such Permits would not have a Material Adverse Effect; the Company and each of the Subsidiaries have fulfilled and performed in all material respects, all their respective material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum and except to the extent that any such revocation or termination would not have a Material Adverse Effect; and, except as described in the Offering Memorandum, none of the Permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries.

          (y) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (z) Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any of the Subsidiaries has made any payment of funds of the Company or any of the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which violation would have a Material Adverse Effect.

          (aa) Except as disclosed in the Offering Memorandum, the Company and each of the Subsidiaries have filed all tax returns required to be filed, which returns are true and correct in all material respects, and neither the Company nor any of the Subsidiaries is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where the failure to file such returns and make such payments would not have a Material Adverse Effect.

          (bb) No holder of any security of the Company or any of the Subsidiaries has any right to request or demand registration of shares of common stock or any other security of the Company because of the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement. Except as described in or contemplated by the Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of any of the Subsidiaries or any security convertible into or exchangeable or exercisable for capital stock of any of the Subsidiaries.

          (cc) The Company and each of the Subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

          (dd) The Company and the Guarantors are not and, upon sale of the Series A Notes to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (ee) When the Series A Notes are issued and delivered pursuant to this Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

          (ff) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on its behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Series A Notes under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

          (gg) The Company and the Guarantors are not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Series A Notes by the Initial Purchasers.

          (hh) Assuming (i) that the representations and warranties in Section 2 hereof are true, (ii) the Initial Purchasers comply with the covenants set forth in Section 2 hereof and (iii) that each person to whom the Initial Purchasers offer, sell or deliver the Series A Notes is a QIB, the purchase and sale of the Series A Notes pursuant hereto (including the Initial Purchasers' proposed offering of the Series A Notes on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof) is exempt from the registration requirements of the Act.

          (ii) The execution and delivery of this Agreement and the other Operative Documents and the sale of the Series A Notes to the Initial Purchasers or by the Initial Purchasers to Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Company and the Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

          (jj) The Company and the Subsidiaries have regular and ongoing regulatory compliance programs and procedures that are adequate to ensure that all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act and the Federal Trade Commission Act) with respect to Receivables owned and/or serviced by the Company or its Subsidiaries have been complied with in all material respects and to the Company's knowledge, all such Receivables now comply with all such applicable legal requirements.

          6. Indemnification and Contribution. (a) The Company and each Guarantor jointly and severally agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Series A Notes by such Initial Purchaser to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum and the Initial Purchaser sold Series A Notes to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the Initial Purchaser on a timely basis to permit such sending or giving. The foregoing indemnity agreement shall be in addition to any liability which the Company and the Guarantors may otherwise have.

          (b) If any action, suit or proceeding shall be brought against the Initial Purchasers or any person controlling the Initial Purchasers in respect of which indemnity may be sought against the Company and the Guarantors, the Initial Purchasers or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Initial Purchasers or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Initial Purchasers or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Initial Purchasers or such controlling person and the indemnifying parties and the Initial Purchasers or such controlling person shall have been advised in writing by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Initial Purchasers or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Initial Purchasers and controlling persons not having actual or potential differing interests with the Initial Purchasers or among themselves, which firm shall be designated in writing by Salomon Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless the Initial Purchasers, to the extent provided in paragraph (a), and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantors, and their directors and officers, and any person who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company and the Guarantors to the Initial Purchasers set forth in paragraph (a) hereof, but only with respect to information relating to the Initial Purchasers furnished in writing by or on behalf of the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or Offering Memorandum. If any action, suit or proceeding shall be brought against the Company or the Guarantors, any of their directors or officers, or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, and in respect of which indemnity may be sought against the Initial Purchasers pursuant to this paragraph (c), the Initial Purchasers shall have the rights and duties given to the Company and the Guarantors by paragraph (b) above (except that if the Company and the Guarantors shall have assumed the defense thereof the Initial Purchasers shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Initial Purchasers' expense), and the Company and the Guarantors, their directors and officers, and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchasers may otherwise have.

          (d) If the indemnification provided for in this Section 6 is unavailable (except if inapplicable according to its terms) to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Series A Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or by the Initial Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price of the Series A Notes underwritten by it and distributed to the public exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred but only to the extent that such losses, claims, damages, liabilities or expenses are required to be paid by an indemnified party. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and the Guarantors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchasers or any person controlling the Initial Purchasers, the Company and the Guarantors, their directors or officers or any person controlling the Company or the Guarantors,
(ii) acceptance of any Series A Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Initial Purchasers or any person controlling the Initial Purchasers, or to the Company and the Guarantors, their directors or officers or any person controlling the Company or the Guarantors, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

          (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          7. Conditions of the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase the Series A Notes hereunder are subject to the following conditions:

          (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company or any of the Guarantors, be contemplated. No stop order suspending the sale of the Series A Notes in any jurisdiction designated by the Initial Purchasers shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company or any of the Guarantors, shall be contemplated.

          (b) Subsequent to the date as of which information is given in the Offering Memorandum, except as otherwise stated in the Offering Memorandum, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Offering Memorandum, which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Series A Notes, or (ii) any event or development relating to or involving the Company, any of its Subsidiaries or any officer or director of the Company or any of its Subsidiaries which makes any statement made in the Offering Memorandum untrue or which, in the opinion of the Company, the Guarantors and their counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Series A Notes.

          (c) The Final Offering Memorandum shall have been printed and copies thereof distributed to the Initial Purchasers in such quantities as shall have been previously specified by them not later than 9:00 a.m., New York City time, on April 19, 1999, or at such later date and time as the Initial Purchasers may approve in writing.

          (d) The Initial Purchasers shall have received on the Closing Date an opinion of Jenkens & Gilchrist, P.C., counsel for the Company, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

               (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of Texas with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum;

               (ii) Each of the Subsidiaries is a corporation duly incorporated and validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority to own, lease, and operate its properties and to conduct its business as described in the Offering Memorandum; and all the outstanding shares of capital stock or beneficial interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and to the knowledge of such counsel, are wholly owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any security interest, lien, adverse claim, equity or other encumbrance, except as specifically described in the Offering Memorandum under the caption "Description Of Other Debt;"

               (iii) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Offering Memorandum;

               (iv) The Company and each of the Guarantors have the corporate power and authority to enter into this Agreement and the Registration Rights Agreement and to issue, sell and deliver the Series A Notes to be sold to the Initial Purchasers as provided herein, and this Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by the Company and the Guarantors and constitute the valid and binding agreements of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms, except (A) as enforcement of rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy and (B) subject to the qualification that the enforceability of the Company's and the Guarantors' obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (v) The Indenture has been duly and validly authorized, executed and delivered by the Company and the Guarantors and, assuming due authorization, execution and delivery by the Trustee, constitutes the valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Series A Notes contemplated hereby or in connection with the Exempt Resales;

               (vi) The Series A Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (vii) The Series B Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (viii) The Series A Subsidiary Guarantees have been duly and validly authorized by the Guarantors and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Series A Notes in accordance with the Indenture and the issuance of the Series A Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (ix) The Series B Subsidiary Guarantees have been duly and validly authorized by the Guarantors and if and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Series B Notes in accordance with the Indenture and the issuance and delivery of the Series B Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles ;

               (x) None of the issuance, offer or sale of the Series A Notes and Series A Subsidiary Guarantees, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any of the Subsidiaries or the Credit Agreement, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to the terms of the Credit Agreement nor will any such action result in any violation of any existing law, or any regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreement, the Act, the Exchange Act and the 1939 Act), judgment, injunction, order or decree known to such counsel, applicable to the Company or the Subsidiaries or any of their respective properties;

               (xi) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company or the Guarantors for the valid issuance and sale of the Series A Notes to the Initial Purchasers and the issuance of the Series A Subsidiary Guarantees in connection therewith as contemplated by this Agreement (other than as may be required by applicable state securities and Blue Sky laws, as to which counsel need express no opinions);

               (xii) To the knowledge of such counsel, (A) other than as described or contemplated in the Offering Memorandum, there are no legal or governmental proceedings pending or threatened against the Company, the Guarantors or any of the other Subsidiaries or to which the Company or any of the Subsidiaries or any of their properties, are subject, which are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or materially affect the issuance of the Notes or the consummation of the other transactions contemplated by the Operative Documents and (B) there are no material agreements, contracts, indentures, leases or other instruments, that are not described in the Offering Memorandum;

               (xiii) The statements under the captions "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Description of Other Debt," and "Certain Federal Income Tax Consequences" in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, (excluding contracts, agreements or other legal documents pertaining to Company-sponsored securitizations) or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown;

               (xiv) Such counsel does not know of any person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Notes or the right, as a result of the consummation of the transactions contemplated by the Operative Documents, to require registration under the Act of any shares of Common Stock or other securities of the Company;

               (xv) When the Series A Notes are issued and delivered pursuant to this Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system;

               (xvi) No registration of the Series A Notes under the Act is required for the sale of the Series A Notes to the Initial Purchasers as contemplated in this Agreement or for the Exempt Resales (assuming (A) that any Eligible Purchaser who buys the Series A Notes in the Exempt Resales is a QIB and (B) the accuracy of the Initial Purchasers' representations and those of the Company and the Guarantors in this Agreement (it being understood that no opinion is being expressed as to any resale subsequent to the Exempt Resales or any resale of securities by any person other than the Initial Purchasers);

               (xvii) The Company and the Guarantors are not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Series A Notes by the Initial Purchasers;

               (xviii) The Company is not required to obtain stockholder consent for the issuance or offering of the Notes; and

               In addition, such counsel shall also state that such counsel has participated in conferences with officers and representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors and the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to the extent such counsel deemed appropriate upon facts provided by officers and other representatives of the Company and the Guarantors), no facts have come to the attention of such counsel that lead such counsel to believe that the Offering Memorandum, as of its date or as of the Closing Date, contained or contains any untrue statement of material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial and statistical data included therein).

          The opinion of such counsel may be limited to the laws of the state of Texas, the laws of the states of New York and California, the General Corporation Law of the State of Delaware and the federal laws of the United States. Such counsel may rely as to matters of New York and California law, as it relates to the authorization and enforceability of the Operative Documents only, on the opinion of Latham & Watkins described below in Section 7(h). Such counsel need not express any opinion with respect to the Canadian Guarantor, except that such counsel shall express its opinion as to the due execution and delivery of the Operative Documents by the Canadian Guarantor. In rendering such opinion, such counsel may rely as to matters of Canadian and Ontario choice of law rules, on the opinion of Fogler, Rubinoff described below in Section 7(g).

          (e) The Initial Purchasers shall have received on the Closing Date an opinion of Chris A. Choate, Esq., General Counsel of the Company, dated the Closing Date and addressed to the Initial Purchasers to the effect that:

               (i) The Company is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a Material Adverse Effect;

               (ii) Each of the Guarantors is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a Material Adverse Effect;

               (iii) Neither the Company nor any of the Subsidiaries is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or to the best knowledge of such counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Offering Memorandum and except to the extent that any such violation or default would not have a Material Adverse Effect;

               (iv) None of the issuance, offer or sale of the Series A Notes and Series A Subsidiary Guarantees, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any of the Subsidiaries or any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to the terms of any material agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of them is subject, nor will any such action result in any violation of any existing law, or any regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreement, the Act, the Exchange Act and the 1939 Act), judgment, injunction, order or decree known to such counsel, applicable to the Company or the Subsidiaries or any of their respective properties;

               (v) The statements under the caption "Management" in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown;

               (vi) To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, except to the extent that any such violation would not have a Material Adverse Effect;

               (vii) The Company and the Subsidiaries have all Permits that are required under applicable law to own their respective properties and to conduct their respective businesses as now being conducted as described in the Offering Memorandum except where the failure to have any such Permits would not, individually or in the aggregate, have a Material Adverse Effect;

               (viii) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents pertaining to the Company's $505 Million Warehouse Facility and $150 Million Warehouse Facility, are accurate in all material respects and present fairly the Company's and the Guarantors' rights, obligations and liabilities in connection with such Warehouse Facilities; and

               (ix) None of the issuance, offer or sale of the Series A Notes, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any material agreement, indenture, or other instrument pertaining to the Company's $505 Million Warehouse Facility and $150 Million Warehouse Facility, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any material agreement or instrument pertaining to the Company's Warehouse Facilities.

          (f) The Initial Purchasers shall have received on the Closing Date an opinion of Dewey Ballantine LLP, special securitization counsel for the Company and its Subsidiaries, dated the Closing Date, and addressed to the Initial Purchasers to the effect that:

               (i) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents pertaining to Company-sponsored securitizations, are accurate in all material respects and present fairly the Company's and the Guarantors' rights, obligations and liabilities in connection with such securitizations; and

               (ii) None of the issuance, offer or sale of the Series A Notes, the execution, delivery or performance by the Company and the Guarantors of this Agreement or the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof or thereof nor consummation by the Company and the Guarantors of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any material agreement, indenture, or other instrument pertaining to a Company-sponsored securitization, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any material agreement or instrument pertaining to a Company-sponsored securitization.

          (g) The Initial Purchasers shall have received on the Closing Date an opinion of Fogler, Rubinoff, Canadian counsel for the Company, dated the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect that:

               (i) The Canadian Guarantor is a corporation duly incorporated and validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority to own, lease, and operate its properties and to conduct its business as described in the Offering Memorandum; and all the outstanding shares of capital stock or beneficial interests of the Canadian Guarantor have been duly authorized and validly issued, are fully paid and nonassessable, and to the knowledge of such counsel, are wholly owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any security interest, lien, adverse claim, equity or other encumbrance, except as specifically described in the Offering Memorandum under the caption "Description Of Other Debt;"

               (ii) The Canadian Guarantor has the corporate power and authority to enter into this Agreement and the Registration Rights Agreement and this Agreement and the Registration Rights Agreement have been duly and validly authorized by the Canadian Guarantor;

               (iii) The Indenture has been duly and validly authorized by the Canadian Guarantor;

               (iv) The Series A Subsidiary Guarantees have been duly and validly authorized by the Canadian Guarantor;

               (v) The Series B Subsidiary Guarantees have been duly and validly authorized by the Canadian Guarantor;

               (vi) None of the issuance of the Series A Subsidiary Guarantees, the execution, delivery or performance by the Canadian Guarantor of this Agreement or the other Operative Documents, compliance by the Canadian Guarantor with the provisions hereof or thereof nor consummation by the Canadian Guarantor of the transactions contemplated hereby or thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under the articles of incorporation or bylaws or other organizational documents of the Canadian Guarantor or the Canadian Subsidiary Credit Agreement, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Canadian Guarantor pursuant to the terms of the Canadian Subsidiary Credit Agreement nor will any such action result in any violation of any existing law, or any regulation, ruling judgment, injunction, order or decree known to such counsel, applicable to the Canadian Guarantor or any of its properties;

               (vii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Canadian Guarantor for the issuance of the Series A Subsidiary Guarantees in connection therewith as contemplated by this Agreement;

               (viii) In the event that the Operative Documents to which the Canadian Guarantor is a party (the "Canadian Guarantor Documents") are sought to be enforced in any action or proceeding in the Province of Ontario in accordance with the laws applicable to the Canadian Guarantor Documents as chosen by the parties, namely the laws of the State of New York, the courts of the Province of Ontario would recognize such choice of laws provided that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction and provided that such choice is not contrary to public policy, as that term is understood under the laws of the Province of Ontario;

               (ix) In the event that the Canadian Guarantor Documents are sought to be enforced in any action or proceeding in the Province of Ontario in accordance with the laws applicable thereto as chosen by the parties, namely the laws of the State of New York, the courts of the Province of Ontario would, subject to paragraph (viii), apply the laws of the State of New York, upon appropriate evidence as to such laws being adduced, provided that none of the provisions of the Canadian Guarantor Documents or of the laws of the State of New York are contrary to public policy, as such term is understood under the laws of the Province of Ontario. A court in the Province of Ontario has, however, an inherent power to decline to hear such an action or proceeding if it is contrary to public policy, as such term is understood under the laws of the Province of Ontario, for it to do so, or if it is not the proper forum to hear such action, or if concurrent proceedings are being brought elsewhere;

               (x) The laws of the Province of Ontario permit an action to be brought in a court of competent jurisdiction in the Province of Ontario on any final and conclusive judgment in personam against the Canadian Guarantor in respect of the Canadian Guarantor Documents by a court in the State of New York, which is not impeachable as void or voidable under the internal laws of the State of New York, for a sum certain if (i) the court rendering judgment had jurisdiction over the Canadian Guarantor, as recognized by the courts of the Province of Ontario; (ii) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as such term is understood under the laws of the Province of Ontario; (iii) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue or penal laws; and (iv) there has been compliance with the laws of the Province of Ontario pertaining to the law of limitations and the time period under which an action to enforce such judgment must be commenced;

               (xi) Under the laws of the Province of Ontario and Canadian conflict of laws principles, the execution and delivery of the Canadian Guarantor Documents is governed by the lex loci contractus (the place of execution) which we understood will be the State of Texas. That being said, the laws of the Province of Ontario regarding execution and delivery are based in common law principles and we know of no reason why the laws of the State of Texas pertaining to execution and delivery would be materially different from the laws of the Province of Ontario regarding same. In particular, the Canadian Guarantor Documents need not be executed before a notary or any other governmental authority in order to be duly executed and delivered; and

          The opinion of such counsel may be limited to the laws of the Province of Ontario and the federal laws of Canada.

          (h) The Initial Purchasers shall have received on the Closing Date an opinion, of Latham & Watkins, counsel for the Initial Purchasers, dated the Closing Date, and addressed to the Initial Purchasers, with respect to the Offering Memorandum and such other related matters as the Initial

Purchasers may reasonably request, and such counsel shall have received such certificates, documents and information as they may reasonably request to enable them to pass upon such matters.

          (i) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, and dated the date hereof and the Closing Date from PricewaterhouseCoopers LLP, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchasers.

          (j) (i) There shall not have been any decrease in stockholders' equity of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or specifically contemplated in the Offering Memorandum; (ii) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Offering Memorandum; and (iii) all the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (or such other officers as are acceptable to the Initial Purchasers), to the effect set forth in this Section 7(j) and in Section 7(k) hereof.

          (k) The Company and the Guarantors shall not have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (l) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any class of securities of the Company or any asset-backed securities of any Company-sponsored Securitization Trust (as such term is defined in the Indenture), or (ii) it is reviewing its ratings assigned to any class of securities of the Company or any asset-backed security of any Company-sponsored Securitization Trust with a view to possible downgrading, or with negative implications, or direction not determined.

          (m) The Series A Notes shall have been approved for trading in the PORTAL Market.

          (n) The Company and the Guarantors shall have obtained, in writing, all consents and waivers required under the terms of the Warehouse Facility Agreements, the Credit Agreement, the Mortgage Facility Credit Agreement, the Canadian Subsidiary Credit Agreement and existing Credit Enhancement Agreements necessary to ensure that the execution and delivery of, and the performance of all of the transactions contemplated by this Agreement and the other Operative Documents will not conflict with or constitute a breach of, or a default under, the Warehouse Facility Agreements, the Credit Agreement, the Mortgage Facility Credit Agreement, the Canadian Subsidiary Credit Agreement or any Credit Enhancement Agreement. The Company and the Guarantors shall have furnished photocopies of such waivers and consents to the Initial Purchasers.

          (o) The Company and the Guarantors shall have entered into the Credit Agreement Amendment and shall have furnished photocopies of such Credit Agreement Amendment to the Initial Purchasers. The Company shall have received the Mortgage Facility Credit Agreement Amendment and shall have furnished photocopies of such Mortgage Facility Credit Agreement Amendment to the Initial Purchasers. The Company shall have received the Canadian Subsidiary Credit Agreement Waiver and shall have furnished photocopies of such Canadian Subsidiary Credit Agreement Waiver to the Initial Purchasers.

          (p) The Company and Guarantors shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers or their counsel shall have requested.

          All such opinions, certificates, letters, consents, waivers amendments and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers. Any certificate or document signed by any officer of the Company or a Guarantor and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company or Guarantor, as the case may be, to the Initial Purchasers as to the statements made therein.

          8. Expenses. The Company and the Guarantors jointly and severally agree to pay the following costs, expenses and fees and all other costs and expenses incident to the performance by any of them of any of their obligations hereunder: (i) the preparation and reproduction of the Preliminary Offering Memorandum and the Final Offering Memorandum (including, without limitation, financial statements thereto), and each amendment or supplement to any of them, this Agreement and the Indenture; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Final Offering Memorandum, the Preliminary Offering Memorandum, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Series A Notes; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) the application for quotation of the Notes on the PORTAL Market; (vi) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the performance by the Company of its obligations under the Registration Rights Agreement;
(viii) fees and expenses of the Trustee and its counsel; (ix) the transportation and other expenses incurred by or on behalf of the Company representatives in connection with presentations to prospective purchasers of the Series A Notes; and (x) the fees and expenses of the Company's and the Guarantors' accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company and the Guarantors. The Company and each of the Guarantors hereby agree that they will pay in full on the Closing Date the fees and expenses referred to in clause (vi) of this Section 8 by delivering to counsel for the Initial Purchasers on such date a check payable to such counsel in the requisite amount.

          9. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by all the parties hereto.

          10. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of any of the Initial Purchasers to the Company or any of the Guarantors, by notice to the Company, if prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Texas shall have been declared, or (iii) there shall have occurred any outbreak or escalation of hostilities involving the United States or other domestic, foreign or international calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to commence or continue the offering of the Series A Notes on the terms set forth on the cover page of the Offering Memorandum or to enforce contracts for the resale of the Series A Notes by the Initial Purchasers. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          11. Information Furnished by the Initial Purchasers. The statements set forth in the stabilization legend on the inside front cover and the last paragraph on the cover page of the Preliminary Offering Memorandum and Offering Memorandum, constitute the only information furnished by or on behalf of the Initial Purchasers as such information is referred to in Sections 5(b) and 6 hereof.

          12. Miscellaneous. Except as otherwise provided in Sections 4, 9 and 10 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company or the Guarantors, at the office of the Company at 200 Bailey Avenue, Fort Worth, TX 76107, Attention:
Chief Financial Officer with a copy to Jenkens & Gilchrist, P.C., 1445 Ross Avenue, Suite 3200, Dallas, TX 75202, Attention: L. Steven Leshin, or (ii) if to the Initial Purchasers, care of Salomon Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, Attention: Manager, Investment Banking Division with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention:
Robert A. Zuccaro.

          This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Company, the Guarantors and their respective directors, officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchasers of any of the Series A Notes in his status as such purchaser.

          13. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York and without regard to the conflicts of law principles thereof.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                           [signature page follows]

          Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and the Initial Purchasers.

   Very truly yours,

   AmeriCredit Corp.


   By  /s/
       ----------------------------
       Daniel E. Berce
       Vice Chairman and Chief Financial
       Officer

   AmeriCredit Financial Services, Inc.    Americredit Corporation of California


   By  /s/                                 By  /s/
       ----------------------------            ----------------------------
       Daniel E. Berce                         Daniel E. Berce
       Vice Chairman and Chief Financial       Vice Chairman and Chief Financial
       Officer                                 Officer


   AmeriCredit Management Company          ACF Investment Corp.


   By  /s/                                 By  /s/
       ----------------------------            ----------------------------
       Daniel E. Berce                         Daniel E. Berce
       Vice Chairman and Chief Financial       Vice Chairman and Chief Financial
       Officer                                 Officer


   AmeriCredit Financial Services of
   Canada Ltd.


   By  /s/
       ----------------------------
       Daniel E. Berce
       Chief Financial Officer

Confirmed as of the date first
above mentioned.

Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
ING Baring Furman Selz LLC


By: Salomon Smith Barney Inc.


By   /s/
  --------------------------------
     Name:
     Title

                                  SCHEDULE I

                               AmeriCredit Corp.

                                                                                    Principal Amount
Initial Purchaser                                                                       of Notes
-----------------                                                                       --------
Salomon Smith Barney Inc....................................................          $120,000,000
Bear, Stearns & Co. Inc.....................................................          $ 60,000,000
ING Baring Furman Selz LLC..................................................          $ 20,000,000

   Total....................................................................          $200,000,000
                                                                                      ============